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                                                                    EXHIBIT 23.1


                        CONSENT OF INDEPENDENT AUDITORS'


The Board of Directors
Ocean Energy, Inc.

We consent to the use of our report incorporated herein by reference and to our firm under the heading "Experts" in the prospectus.




Houston, Texas
August 6, 2001